Supplement dated October 19, 2018
to the Statement of Additional Information (SAI), dated August 1, 2018, for the following funds:
Fund
Columbia ETF Trust I
Columbia Sustainable Global Equity Income ETF
Columbia Sustainable International Equity Income ETF
Columbia Sustainable U.S. Equity Income ETF
Effective immediately, the information for the following funds under the subsection "The Investment Manager and Subadvisers – Portfolio Managers" in the "Investment Management and Other Services" section of the SAI is hereby superseded and replaced with the following:
		Other Accounts Managed (excluding the Fund)			Ownership of Fund shares
Fund	Portfolio Manager	Number and type of account*	Approximate Total Net Assets (excluding the Fund)	Performance Based Accounts**
Sustainable Global Equity Income ETF	Christopher Lo	13 RICs 1 PIV 61 Other accounts	$14.47 billion $242.45 million $655.73 million	None	None
	Michael Barclay(c)	3 RICs 1 PIV 74 Other accounts	$13.09 billion $26.39 million $1.50 billion	None	None
Sustainable International Equity Income ETF	Christopher Lo	13 RICs 1 PIV 61 Other accounts	$14.46 billion $242.45 million $655.73 million	None	None
	Michael Barclay(c)	3 RICs 1 PIV 74 Other accounts	$13.09 billion $26.39 million $1.50 billion	None	None
Sustainable U.S. Equity Income ETF	Christopher Lo	13 RICs 1 PIV 61 Other accounts	$14.47 billion $242.45 million $655.73 million	None	None
	Michael Barclay(c)	3 RICs 1 PIV 74 Other accounts	$13.09 billion $26.39 million $1.50 billion	None	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(c)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of August 31, 2018.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP940_10_006_(10/18)